Fund Name	Affiliated Underwriter	Aggregate Principal Amount of Offering	Commission, Spread or Profit	Currency	CUSIP	Date Offering is Due to Commence	Principal Amount Purchased by Other	Issuer Name / Name of Security	Price at Close (Local Currency)	Principal Amount Purchased by the Fund ($USD)	Trade Date	Purchase price (Local Currency)	Security Type	Shares/ Par Value Purchased by Fund	List the Underwriting Syndicate Members	Underwriter/ Seller Purchased From
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	1,499,940,000.00	0.40%	USD	225433AL5	4/13/2016	0	Cred Suis GP Fun Ltd	100	1,599,936.000	4/13/2016	99.996	(v) Eligible Rule 144A	1,600,000.000	Credit Suisse, ANZ
Securities, BNY
Mellon, Danske
Markets, Lloyds
Securities, RBC
Capital Markets,
Standard Chartered
Bank, Unicredit
Capital, Lebenthal
Capital, Banca
IMI, Capital One
Securities,
Deutsche Bank,
Morgan Stanley,
RBS, SunTrust,
Banco Bilbao,
Citigroup, Fifth
Third Securities,
NabSecurities,
Santander,
Swedbank, BMO
Capital Markets,
Credit Agricole,
ING, Natixis,
Societe Generale,
Investment
Banking, TD
Securities, Wells
Fargo, US
Bancorp, MFR
Securities,
Mischler Financial,
															Ramirez & Co	Credit Suisse
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	1,999,520,000.00	0.45%	USD	225433AQ4	4/13/2016	0	Cred Suis GP Fun Ltd	100	1,599,616.000	4/13/2016	99.976	(v) Eligible Rule 144A	1,600,000.000	Credit Suisse, ANZ
Securities, BNY
Mellon, Danske
Markets, Lloyds
Securities, RBC
Capital Markets,
Standard Chartered
Bank, Unicredit
Capital, Lebenthal
Capital, Banca
IMI, Capital One
Securities,
Deutsche Bank,
Morgan Stanley,
RBS, SunTrust,
Banco Bilbao,
Citigroup, Fifth
Third Securities,
NabSecurities,
Santander,
Swedbank, BMO
Capital Markets,
Credit Agricole,
ING, Natixis,
Societe Generale,
Investment
Banking, TD
Securities, Wells
Fargo, US
Bancorp, MFR
Securities,
Mischler Financial,
															Ramirez & Co	Credit Suisse
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	2,495,825,000.00	0.45%	USD	06051GFX2	4/14/2016	4,998,638	Bank of America Corp	100	9,184,636.000	4/14/2016	99.833	(i) Issued under 1933 Act	9,200,000.000	Merrill Lynch;
ABN AMRO;
ANZ Securities;
BBVA Securities;
BNY Mellon;
Capital One;
Commerz Markets
LLC; Danske
Markets; Deutsche
Bank Securities;
Drexel Hamilton;
Huntington
Investment Co;
ING Financial
Markets; JP
Morgan Securities;
Lloyds Securities;
Mizuho Securities;
nabSecurities LLC;
Natixis Securities
North America Inc;
Rabo Securities
USA Inc; RBS
Securities; Samuel
A Ramirez;
Santander
Investment
Securities; Siebert
Brandford; SMBC
Nikko; Standard
Chartered Bank;
TD Securities;
Unicredit Capital
Market; Williams
															Capital Group LP	Deutsche Bank
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	498,610,000.00	0.25%	USD	38141GVT8	4/20/2016	249,305	Goldman Sachs Group Inc	100	2,153,995.200	4/20/2016	99.722	(i) Issued under 1933 Act	2,160,000.000	Goldman Sachs;
ABN AMRO;
ANZ Securities;
BB&T Capital
Markets; BBVA;
BNY Mellon
Capital Markets;
Capital One; Credit
Agricole; Drexel
Hamilton; Fifth
Third Bancorp;
ING US Capital
Corp; Key Capital
Markets Inc;
Lloyds Capital
Markets; Loop
Capital Markets
LLC; Mischler
Financial; Mizuho
Securities; Natixis/
NewYork NY;
PNC Securities;
Regions Financial
Corp; Santander
Investment
Securities; SMBC
Nikko Securities;
Standard Charter
Bank; Stifel
Nicolaus & Co; TD
Securities USA;
Telsey Advisory
Group; US
															Bancorp	Goldman Sachs
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	1,499,025,000.00	0.35%	USD	38141GVU5	4/20/2016	4,693,947	Goldman Sachs Group Inc	100	4,597,010.000	4/20/2016	99.935	(i) Issued under 1933 Act	4,600,000.000	Goldman Sachs;
ABN AMRO;
ANZ Securities;
BB&T Capital
Markets; BBVA;
BNY Mellon
Capital Markets;
Capital One; Credit
Agricole; Drexel
Hamilton; Fifth
Third Bancorp;
ING US Capital
Corp; Key Capital
Markets Inc;
Lloyds Capital
Markets; Loop
Capital Markets
LLC; Mischler
Financial; Mizuho
Securities; Natixis/
NewYork NY;
PNC Securities;
Regions Financial
Corp; Santander
Investment
Securities; SMBC
Nikko Securities;
Standard Charter
Bank; Stifel
Nicolaus & Co; TD
Securities USA;
Telsey Advisory
Group; US
															Bancorp	Goldman Sachs
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	1,995,960,000.00	0.43%	USD	172967KN0	4/26/2016	0	Citigroup Inc	100	10,179,396.000	4/26/2016	99.798	(i) Issued under 1933 Act	10,200,000.000	Citigroup Global
Markets; ABN
AMRO; Barclays
Capital; Commerz
Markets; Credit
Suisse; RBC
Capital Markets;
Santander
Investment
Securities; Scotia
Capital USA;
SMBC Nikko
Securities; UBS
Securities; Danske
Markets; DZ
Financial Markets;
Great Pacific
Securities; HSBC
Securities;
Lebenthal & Co;
Loop Capital
Markets; MFR
Securities;
Mitsubishi UFJ
Securities; Mizuho
Securities; Natixis,
Nomura; RBS;
Regions Securities;
Samuel A Ramirez;
Standard Chartered
Bank; SunTrust;
															TD Securities	Citigroup Global Markets
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	2,000,000,000.00	0.38%	USD	404280BA6	5/18/2016	8,102,001	HSBC Holdings PLC	100	7,337,284.200	5/18/2016	99.963	(i) Issued under 1933 Act	7,340,000.000	HSBC, ABN
AMRO, Bank of
America Merrill
Lynch, Canadian
Imperial Bank,
Citigroup, Credit
Suisse, Deutsche
Bank, Dresdner
Kleinwort, Erste
Bank, MUFG
Union, Nabors
Giblin, Natixis
Securities North
America,
Rabobank
Nederland, RBC
Dominion
Securities, RBS,
Santander
Investment, Scotia
International, SEB,
TD Securities,
UBS Securities,
															Wells Fargo	HSBC
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	398,124,000.00	0.70%	USD	05377RCK8	5/24/2016	23,492,049	Avis Budget Rental Car Funding	100	4,599,422.240	5/24/2016	99.987	(v) Eligible Rule 144A	4,600,000.000	Mitsubishi UFJ Securities, Bank of America Merrill Lynch, Barclays Capital, Natixis	Barclays
Active Portfolios® Multi-Manager Total Return Bond Fund	Natixis	700,000,000.00	0.65%	USD	120568AX8	8/10/2016	370,000	Bunge Ltd. Finance Corp.	100	3,217,005.400	8/10/2016	99.907	(i) Issued under 1933 Act	3,220,000.000	Citigroup, JP
Morgan, Morgan
Stanley, US
Bancorp, BNP,
Credit Agricole,
HSBC, Mizuho,
SMBC, SunTrust,
ABN AMRO,
ANZ, BB
Securities, BBVA,
Commerz Markets,
Deutsche Bank,
ICBC Standard,
ING,
nabSecurities,
Natixis, Rabo
Securities, SG
Americas,
Standard
Chartered,
															UniCredit	Morgan Stanley

In addition to the information above, the Fund’s Board of Trustees receives, pursuant to the Fund’s procedures adopted under Rule 10f-3, from representative(s) of the Fund’s adviser or, if the transaction is effected for a portion of the Fund managed by a subadviser, the Fund’s subadviser, a report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through (c)(8) of Rule 10f-3.